SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 29, 2006

CRUSADE MANAGEMENT LIMITED,

(as manager of Crusade Global Trust No. 2 of 2005)

(Exact Name of Registrant as Specified in its Charter)

New South Wales, Australia
(State or Other Jurisdiction of Incorporation)

333-127015-01	Not Applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 11, 55 Market Street, Sydney, NSW 2000, Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

612 9952 1315
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events.

ITEM 8.01	Other Events.

On September 29, 2006, Perpetual Trustees Consolidated Limited (the “Issuer Trustee”) as Issuer Trustee for the Crusade Global Trust No. 2 of 2005 (the “Trust”), Crusade Management Limited (the “Manager”), St.George Bank Limited, as approved seller, servicer and indemnifier (“St.George”), St.George Custodial Pty Limited (the “Custodian”), P.T. Limited (the “Security Trustee”) and The Bank of New York (the “Note Trustee”) entered into the Amended Supplementary Terms Notice, attached hereto as Exhibit 4.2/A.

Due to changes by the Australian Prudential Regulatory Authority (“APRA”) relating to mortgage insurers, amendments have needed to be made to the Crusade Trust No. 2 of 2005 Supplementary Terms Notice dated September 12, 2005 (the “Supplementary Terms Notice”). The Manager has been advised that a mortgage insurer for the Trust, St.George Insurance Pte Ltd, proposes to relocate its operations from Singapore to Australia, to which effect it will transfer its assets and liabilities to an Australian company, St.George Insurance (Australia) Pty Limited. As result of the relocation of the mortgage insurer’s business and its subsequent change in name, amendment has been made to the Supplementary Terms Notice to allow the new mortgage insurer, St.George Insurance (Australia) Pty Limited, to assume the rights and obligations of the previous insurer (St.George Insurance Pte Ltd). In addition, the Issuer Trustee will enter into novation and other arrangements to give effect to the relocation of operations referred to above.

The amendments have no net effect on noteholders, as the rating of the notes were not adversely affected by the changes and the rating agencies have confirmed that the transfer of business referred to above will not adversely effect the rating of the notes.

Capitalized terms not defined herein have the meanings assigned them in the Amendment Deed Supplementary Terms Notice.

Section 9—Financial Statements and Exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

Exhibit No.	Description
4.2/A	Amendment Deed Supplementary Terms Notice dated September 29, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 2 of 2005, by the undersigned, thereunto duly authorized.

Crusade Management Limited,
(in its capacity as Trust Manager for the
Crusade Global Trust No. 2 of 2005)
(Registrant)

Dated: September 29, 2006

By:	/s/ Rodney Clark
Name:	Rodney Clark
Title:	Senior Manager

INDEX OF EXHIBITS

Exhibit No.	Description
4.2/A	Amendment Deed Supplementary Terms Notice dated September 29, 2006

4